UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, Alan Spoon notified the Board of Directors (the “Board”) of Match Group, Inc. (the “Company”) of his decision to not stand for re-election following the expiration of his current term, which will expire at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). His decision not to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operation, policies or practices.

On April 28, 2025, the Board adopted a resolution nominating Kelly Campbell for election to the Board with a term that expires at the Company’s 2028 annual meeting of stockholders.

In addition, the Board adopted a resolution increasing the size of the Board to eleven directors, effective as of the 2025 Annual Meeting, to accommodate the previously disclosed appointment to the Board of Darrell Cavens. Effective as of the 2025 Annual Meeting, Mr. Cavens will be appointed to fill the vacancy resulting from this increase with a term expiring at the Company’s 2027 annual meeting of stockholders.

There is no arrangement or understanding between Ms. Campbell and any other person pursuant to which Ms. Campbell was selected as a director. There are no related party transactions involving Ms. Campbell that are reportable under Item 404(a) of Regulation S-K.

Ms. Campbell will participate in the Company’s non-employee director compensation program as described in Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 27, 2025, which description is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company’s press release dated April 29, 2025, announcing the nomination of Ms. Campbell is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Match Group, Inc. Press Release dated April 29, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Sean Edgett
Sean Edgett
Chief Legal Officer and Secretary

Date: April 29, 2025